Goldman Sachs U.S. Financial Services Conference 2022 Terry Dolan Vice Chair and Chief Financial Officer December 7, 2022 Andy Cecere Chairman, President and Chief Executive Officer Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties, including the following risks and uncertainties and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of Exhibit 13 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, which could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities, could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; the impacts of the COVID-19 pandemic on its business, financial position, results of operations, liquidity and prospects; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; the effects of climate change; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; the impacts of international hostilities or geopolitical events; impacts of supply chain disruptions and rising inflation; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results; and there can be no assurance that the community benefits plan will achieve the results or outcome expected or anticipated by U.S. Bancorp. For discussion of these and other risks that may cause actual results to differ from those described in forward-looking statements, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, on file with the Securities and Exchange Commission, including the sections entitled “Corporate Risk Profile” and “Risk Factors” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking statements and additional information

U.S. Bancorp As of 9/30/22, except market value as of 11/30/22 NYSE TradedUSB Founded1863 Market Value $67B Branches 2,205 ATMs 4,089 Assets $601B Deposits $471B Loans $343B

Consumer & Business Banking Branch Banking, Small Business Banking, Consumer Lending, Mortgage Banking and Omnichannel Delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking, Commercial Real Estate, and Fixed Income Capital Markets Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody 3Q 2022 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 14 for reconciliation Payment Services 28% Wealth Management & Investment Services 18% Corporate & Commercial Banking 19% Consumer & Business Banking 35% Our differentiated business mix supports consistent growth

Strategic initiatives and added scale will drive our growth + Significant value creation for our customers, shareholders, communities, and employees Digital Transformation Payments Ecosystem Strategic Partnerships = Meaningfully enhances scale Underpenetrated client base Strategically & financially attractive While we maintain a culture focused on “Doing the Right Thing”

Digital transformation is leading to greater efficiencies

Investments in technology have created "best-in-class" products and capabilities…



Ranked #1 for Mobile Check Deposit

Ranked by Cornerstone Advisors



Most Admired Superregional Bank

For 12th Consecutive Year
Ranked by Fortune



Overall Leader in Mobile Banking

Ranked by Javelin



Best Mortgage Lender for Digital Tools

Ranked by Kiplinger

…driving strong growth and efficiencies

Branch Count


3,018
2,205
4Q18
3Q22

Digital Transactions (% of Total)[1]


66%
82%
4Q18
3Q22

Branch / ATM Deposits


87%
67%
4Q18
3Q22

Mobile Deposits


13%
33%
4Q18
3Q22

Banking & Payments[2] Relationships[3]

Business Banking


70.7%
29.3%
Business Banking only
Business Banking & Payments

Payments


51.7%
48.3%
Payments only
Payments & Business Banking

Relationship Growth[4]


108
106
104
102
100
3/31/21
9/30/21
3/31/22
9/30/22
Relationships with both a Banking & Payments Product
Total Relationships

(1) Digital includes both online and mobile platforms
(2) Payments includes merchant acquiring and card relationships within Retail Payment Solutions
(3) Defined as businesses with under $25M in revenues, Data as of 9/30/22
(4) Data indexed to 100 as of 3/31/21

U.S. Bank
6

Our payments ecosystem is a key differentiator

Our **digital and payments initiatives** are both deepening our **core competencies** and expanding our **competitive advantage** across our lines of business


Deposits
Lending
Capital solutions
Cash management
Investment services
Card issuing
Merchant processing
Omni-commerce capabilities
A/R and A/P solutions
U.S. Bank Payments Ecosystem
Banking Services
Payments Services
Human & Digital
Data & Technology

Consumer and Business Banking

talech

talech helps small businesses tackle **accounts receivable** and operational tasks

New talech Customers


>5x
~5.4x FY20
2020
2021
3Q22 YTD

Corporate and Commercial Banking

Real-time Payments

#1

First in market to send an RTP Transaction

RTP Transactions at U.S. Bank


~6x
>17x FY20
2020
2021
3Q22 YTD

Wealth Management and Investment Services

Payments ↔ Wealth Mgmt. Partnership

Introducing Automated Investor to credit card customers through joint marketing

U.S. Bank

7

Pro Forma Branch Footprint: Union Bank enhances our scale in an attractive CA market Population: Affluent Households: Small Businesses: California U.S. Rank #1 #1 #1 Improves CA deposit market share1 to #5 from #10 Increases deposits per branch by >60% in California ~80% Union Bank branches are within 3 miles of a USB branch California Market Opportunity Meaningfully increasing our reach… …in a substantial California market (1) Source: FDIC deposit market share data as of 6/30/2021 Note: Data as disclosed at deal announcement on 9/21/2021 Union Bank Locations U.S. Bank Locations

Great opportunity to deploy our broad capabilities Union Bank is adding1 approximately: Who will be able to access to our robust product and digital capabilities >1,000,000 Consumers 190,000 Business Banking Clients 50,000 HNW2 / Affluent Households 700 Commercial Relationships Payment Services Wealth Management Corporate & Commercial Banking Consumer & Business Banking USB Digital Merchant Acquiring Real-time Payments White Label Commercial Cards Mobile Banking Retail Cards Auto Finance Co-Browse Automated Investing Brokerage Services Private Banking Trust and Estate Foreign Exchange Treasury Mgmt Capital Markets Credit Facilities (1) Data as disclosed at deal announcement on 9/21/2021 (2) High-Net Worth

Compelling value proposition for our customers, communities, and shareholders… A financially attractive and strategic acquisition Robust Revenue Opportunities Significant Cost Synergies High Quality Deposits Numerous opportunities to penetrate a large and loyal client base via revenue synergies Increased scale affirms our cost savings targets and upside potential Bolstering our balance sheet with high quality, low-cost consumer deposits

Union Bank acquisition financial update Loans $58 billion (at 6/30/2021) ~$53 billion (as of 12/31/2022) Deposits $90 billion (at 6/30/2021) ~$85 billion (as of 12/31/2022) 2023 EPS Accretion ~6% (75% Cost Synergies)1 ~8% (100% Cost Synergies) 1 ~8 - 9% (35% Cost Synergies)2 ~Low Double Digits (100% Cost Synergies)2 Cost Synergies ~$900 million pre-tax (or ~40% of NIE3) 25% in 2022, 75% in 2023, 100% thereafter ~$900 million pre-tax (or ~40% of NIE3) 35% in 2023, 100% thereafter Merger Expenses One-time pre-tax of $1.2 billion One-time pre-tax of ~$1.4 billion CET1 ~9.0% at close ~8.3% at 12/31/2022 (1) 2023E GAAP EPS accretion with synergies illustratively realized 75% and 100% in 2023; USB projections based on Wall Street consensus estimates (2) 2023E GAAP EPS accretion with synergies illustratively realized 35% and 100% in 2023; USB projections based on internal company forecast (3) Non-interest expense Original Deal Assumptions Updated Expectations Anticipated systems conversion and bank merger expected Memorial Day weekend

(1) Core guidance excludes notable items for merger and integration-related charges and income associated with the acquisition of MUFG Union Bank (2) Pre-provision net revenue 4Q 2022 Guidance Core Revenue Up ~ 2% Compared to 3Q 2022 of $6,326 MM Core Expenses Full Year 2022 Guidance Positive operating leverage of at least 200 basis points Core Operating Leverage Up ~ 2% Compared to 3Q 2022 of $3,595 MM Outlook1 Adds ~$50MM in PPNR2 to USB standalone core results Union Bank

Appendix

Non-GAAP financial measures